UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

☐Preliminary Information Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2)) ☒Definitive Information Statement

PGIM Private Credit Fund

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒No fee required.

☐Fee paid previously with preliminary materials.

☐Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

PGIM PRIVATE CREDIT FUND 655 BROAD STREET, 6th FLOOR NEWARK, NEW JERSEY 07102

NOTICE OF ACTION BY WRITTEN CONSENT OF SHAREHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

April 2, 2025

To the Shareholders:

At a meeting held on March 27, 2025, the Board of Trustees (the “Board”) of PGIM Private Credit Fund (the “Fund”), including a majority of the Trustees who are not parties to the sub-subadvisory agreement, and who are not interested persons of those parties, as defined in the Investment Company Act of 1940, as amended, approved a sub-subadvisory agreement for the Fund (the “Sub-Subadvisory Agreement”) between PGIM, Inc. (“PGIM”) and Deerpath Capital Management, LP (“Deerpath”).

On April 1, 2025, the Fund received a written consent from the holders of a majority of the Fund’s outstanding shares of beneficial interest (“Shares”) that approved the Sub-Subadvisory Agreement. The Sub-Subadvisory Agreement is attached hereto as Exhibit A.

PGIM, as investment subadviser to the Fund, will enter into the Sub-Subadvisory Agreement with Deerpath to serve as a subadviser to the Fund alongside PGIM Private Capital and PGIM Fixed Income, each a business unit of PGIM. PGIM Investments LLC (the “Manager”) will continue to manage the Fund and supervise PGIM and Deerpath. The Sub-Subadvisory Agreement does not affect the subadvisory agreement between the Manager and PGIM.

This information statement describes the circumstances surrounding the Board’s approval of the Sub-Subadvisory Agreement and provides you with an overview of its terms. This information statement does not require any action by you. It is provided to inform you about the change in the Fund’s subadvisory arrangements.

By order of the Board,

Andrew R. French

Secretary

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PGIM PRIVATE CREDIT FUND

655BROAD STREET, 6TH FLOOR NEWARK, NEW JERSEY 07102

INFORMATION STATEMENT

APRIL 2, 2025

This information statement (the “Information Statement”) is being furnished in lieu of a proxy statement to beneficial shareholders of PGIM Private Credit Fund, a Delaware statutory trust (the “Fund”), to inform you of the approval of a sub-subadvisory agreement (the “Sub-Subadvisory Agreement”) between PGIM, Inc. (“PGIM”) and Deerpath Capital Management, LP (“Deerpath”).

The Trustees of the Fund are collectively referred to herein as the “Board” or “Trustees.” The principal executive offices of the Fund are located at 655 Broad Street, 6th Floor, Newark, NJ 07102. Pursuant to the management agreement dated May 5, 2023, as amended and restated on March 22, 2024 (the “Management Agreement”), PGIM Investments LLC (the “Manager” or “PGIM Investments”) serves as the investment manager of the Fund. Pursuant to the subadvisory agreement by and between PGIM Investments and PGIM, dated May 5, 2023, as amended and restated on March 22, 2024 and November 15, 2024 (the “Subadvisory Agreement”), PGIM serves as the subadviser to the Fund. This Information Statement relates to the approval by the Board of a sub-subadvisory agreement for the Fund. At a meeting held on March 27, 2025 (the “Meeting”), the Board, including a majority of the Trustees who are not parties to the sub-subadvisory agreement, and who are not “interested persons” of those parties (the “Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), approved the Sub-Subadvisory Agreement. On April 1, 2025, the Fund received a written consent from the holders of a majority of the Fund’s outstanding shares of beneficial interest (“Shares”) that approved the Sub-Subadvisory Agreement.

As the investment subadviser to the Fund, PGIM will enter into the Sub-Subadvisory Agreement with Deerpath to serve as subadviser to the Fund alongside PGIM Private Capital and PGIM Fixed Income, each a business unit of PGIM. In no event will the Sub-Subadvisory Agreement be executed sooner than 20 calendar days after this Information Statement is sent to the Fund’s shareholders. The Sub-Subadvisory Agreement will not affect the subadvisory agreement between PGIM Investments and PGIM. PGIM Investments will continue to manage the Fund and supervise PGIM and Deerpath.

The Manager or its affiliates will pay for the costs associated with preparing and distributing this Information Statement to the shareholders of the Fund.

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

APPROVAL OF THE SUB-SUBADVISORY AGREEMENT

At an in person meeting held on March 27, 2025 (the “Meeting”), the Board considered presentations from the Manager and PGIM concerning the addition of Deerpath as a subadviser to the Fund pursuant to the Sub-Subadvisory Agreement, to serve alongside PGIM Private Capital and PGIM Fixed Income.

In advance of the Meeting, the Board requested and received materials relating to the Sub-Subadvisory Agreement and had the opportunity to ask questions and request further information in connection with its consideration. In addition, at an in person meeting held on December 12, 2024, the Board considered a presentation from Deerpath, including information regarding its organizational structure, investment philosophy and investment track record.

At the Meeting, the Board, including a majority of the Independent Trustees, approved the Sub-Subadvisory Agreement after concluding that such approval was in the best interests of the Fund and its beneficial shareholders.

Before approving the Sub-Subadvisory Agreement, the Board, including the Independent Trustees, with advice from independent legal counsel, considered the factors it deemed relevant, including: the nature, quality and extent of services to be provided to the Fund by the Manager, PGIM and Deerpath; comparable performance information; the fees to be paid by PGIM to Deerpath; profitability; the potential for economies of scale that may be shared with the Fund and its shareholders; and other benefits to the Manager, PGIM and Deerpath. The Board also considered information provided by the Manager with respect to other funds managed by the Manager, which information had been provided throughout the year at regular Board meetings. In connection with its deliberations, the Board considered information provided by the Manager, PGIM and Deerpath at, or in advance of, the Meeting. The Board had the opportunity to ask questions and request further information in connection with its considerations. In its deliberations, the Board did not identify any single factor that, alone, was responsible for the Board’s decision to approve the Sub-Subadvisory Agreement.

The Board determined that the overall arrangements with the Manager and between PGIM and Deerpath were appropriate in light of the services to be performed and the fee arrangements under the Sub-Subadvisory Agreement, and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of the Sub-Subadvisory Agreement are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PGIM under the current Subadvisory Agreement for the Fund, and those that would be provided by Deerpath under the Sub-Subadvisory Agreement. The Board noted that the nature and extent of services provided to the Fund under the Subadvisory Agreement, and those that would be provided to the Fund by Deerpath under the Sub-Subadvisory Agreement, were similar in that the PGIM and Deerpath are required to provide day-to-day portfolio management services to the Fund, and to comply with all Fund’s policies, and all applicable legal and regulatory requirements.

With respect to quality of services, the Board considered, among other things, the background and experience of the portfolio managers who would be responsible for day-to-day portfolio management of the Fund. The Board noted that it had also received favorable compliance reports from the Fund’s Chief Compliance Officer regarding Deerpath.

The Board concluded that, based on the nature and extent of the services to be provided to the Fund by Deerpath, and the background information that it had reviewed regarding Deerpath, it was reasonable to expect that the Board would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Fund by Deerpath. The Board further concluded that it was satisfied with the nature, extent, and quality of the investment services expected to be provided to the Fund under the Sub-Subadvisory Agreement.

Investment Performance

The Board received comparative performance information for private funds that Deerpath is currently advising that employ a similar but not identical mandate as that proposed for the Fund. The Board concluded that it was satisfied with the performance information it received.

The Board noted that it would consider performance information of Deerpath as part of future annual contact renewals.

Subadvisory Fee Rates

The Board considered the proposed subadvisory fee rates payable by PGIM to Deerpath under the Sub-Subadvisory Agreement. The Board concluded that the proposed subadvisory fee rates for the Fund were reasonable in view of the services to be provided and other factors considered.

Profitability

Because the engagement of Deerpath with respect to the Fund is new, the Board noted that there was no historical profitability information with respect to the proposed subadvisory arrangement for the Fund.

The Board noted that it would consider profitability information as part of future annual reviews of the Sub-Subadvisory Agreement.

Economies of Scale

The Board considered the potential economies of scale as the Fund grows in size.

Other Benefits to Deerpath

The Board concluded that any potential “fall-out” or ancillary benefits to be derived by Deerpath were similar to the benefits derived by the Manager and PGIM in connection with their management of other alternative funds, which are reviewed on an annual basis, and which were considered at the June 2024 Board meeting in connection with the renewal of the subadvisory agreements for other alternative funds for which the Manager and PGIM provide advisory services.

The Board noted that it would review potential “fall-out” or ancillary benefits derived by Deerpath in connection with future annual reviews of the Sub-Subadvisory Agreement.

***

After full consideration of these factors, the Board approved the Sub-Subadvisory Agreement for an initial two-year period upon concluding that such approval was in the best interests of the Fund and its shareholders.

Information about Deerpath

Deerpath, located at 500 East Broward Boulevard, Fort Lauderdale, Florida, 33394, is a Delaware limited partnership and registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”). Founded in 2007, Deerpath is a direct lending firm specializing in providing cash-flow based first lien, senior secured debt financing to US-based lower middle-market companies with an enterprise value of $50 million to $250 million. On May 1, 2023, Deerpath agreed to a strategic investment by PGIM. On December 1, 2023, Deerpath closed its strategic investment with PGIM. PGIM Deerpath Partners, LLC now owns 75% of the equity interests in Deerpath. The remining 25% is owned by James Kirby and his family planning vehicles (20%) and Tasabbur (Tas) Hasan and his family planning vehicles (5%). As of December 31, 2024, Deerpath has over $8.0 billion in assets under management, with approximately 101 professionals across nine global offices.

The table below presents information about the principal executive officer and general partner of Deerpath.

Name	Address		Position with Deerpath and Principal
			Occupation
James Harrington Kirby	500	East Broward Boulevard,	President & Chief Executive Officer
	Fort Lauderdale, FL 33394

Tasabbur (Tas) Hasan	500	East Broward Boulevard,	Partner & Chief Operating Officer
	Fort Lauderdale, FL 33394

Anish Kumar Bahl	140	East 45th Street, 39th Floor,	Chief Compliance Officer and Chief Financial
	New York, NY 10017
			Officer

Derek Michael Dubois	45 School Street, Suite #304,		Managing Director and Treasurer
	Boston, MA 02108

PGIM Deerpath Partners, LLC	655	Broad Street,	General Partner
	Newark, NJ 07102

Deerpath does not advise other U.S. registered investment companies with investment objectives and strategies similar to the Fund.

Material Terms of the Sub-Subadvisory Agreement

The Sub-Subadvisory Agreement provides that subject to the supervision of PGIM, the Manager and the Board, Deerpath is responsible for managing the investment operations of a portion of the direct lending assets of the Fund and for making investment decisions and placing orders to purchase and sell securities for such portion of the Fund, all in accordance with the investment objective and policies of the Fund, as reflected in its current prospectus, and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, Deerpath will maintain all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports, as the Board may reasonably request.

PGIM pays a portion of the management fee and incentive fee it receives from the Manager to Deerpath. No fees are paid by the Fund directly to Deerpath.

The Sub-Subadvisory Agreement provides that Deerpath will not be liable to the Manager or the Fund except for any: (i) acts or omissions constituting criminal conduct, fraud, negligence or willful misconduct in respect of the obligations of the Sub-Subadvisory Agreement, (ii) material breach by Deerpath of the covenants and agreements of Deerpath contained in the Sub-Subadvisory Agreement, or (iii) losses attributable to any untrue statement or alleged untrue statement of a material fact or the omission or alleged omission of a material fact in Fund documents attributable to Deerpath.

The Sub-Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter, as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) the Sub-Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund, (ii) the Sub-Subadvisory Agreement will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Subadvisory Agreement relating to the Fund, and (iii) the Sub-Subadvisory Agreement may be terminated at any time by Deerpath, or by PGIM on not more than 60 days’, nor less than 30 days’, written notice to the other party to the Sub-Subadvisory Agreement.

The Sub-Subadvisory Agreement is attached as Exhibit A. You should read the Sub-Subadvisory Agreement in its entirety as the description in this Information Statement is only a summary.

ADDITIONAL INFORMATION ABOUT THE FUND

The Manager

The Fund is managed by PGIM Investments, located at 655 Broad Street, 6th Floor, Newark, NJ 07102. PGIM Investments is organized as a New York limited liability company and is registered as an investment adviser under the Advisers Act.

PGIM Investments, an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential”) and a registered investment adviser under the Advisers Act, is the Fund’s investment manager. PGIM Investments and its predecessors have served as a manager or administrator to registered investment companies since 1987. PGIM Investments serves as investment manager to all of the Prudential U.S. and offshore open- end management investment companies, and as manager and administrator to closed-end investment companies. As of December 31, 2024, PGIM Investments’ total assets under management were approximately $311.1 billion.

Material Terms of the Management Agreement

The Management Agreement was approved by the Fund’s initial shareholder on November 8, 2022 and its renewal was most recently approved by the Board on June 27, 2024. Pursuant to the Management Agreement, the Manager, subject to the supervision of the Fund’s Board and in conformity with the stated policies of the Fund, manages both the investment operations and composition of the Fund, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. The Manager continues to have the ultimate responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

The Manager is specifically responsible for overseeing and managing the Fund and the subadvisers. In this capacity, the Manager reviews the performance of the Fund and the subadvisers and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and other legal and compliance matters.

In addition, the Manager generally provides or supervises all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the Fund’s corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by the Fund’s custodian or transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Fund are not exclusive under the terms of the Management Agreement, and the Manager is free to, and does, render management services to others.

The Fund pays the Manager a fee for its services under the Management Agreement consisting of two components: a base management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”).

●The Management Fee is payable monthly in arrears at an annual rate of 1.25% of the value of the Fund’s net assets as of the b eginning of the first calendar day of the applicable month. For the first calendar month, net assets will be measured as the date that the Fund first publicly sells shares to a person or entity other than the Manager or its affiliates. The Manager has contractually agreed to waive its Management Fee in its entirety through December 31, 2025 (the “Waiver Period”). The longer an investor holds Common Shares during this period, the longer such investor will receive the benefit of the Waiver Period.

●The Incentive Fee consists of two components as follows:

•The first part of the Incentive Fee is based on income, whereby the Fund will pay the Manager quarterly in arrears 12.5% of its Pre-Incentive Fee Net Investment Income Returns1 for each calendar quarter subject to a 5.0% annualized

1“Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of our net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus our operating expenses accrued for the quarter (including the Management Fee, expenses payable under the administration agreement, by and between the Fund and State Street Bank and Trust Company, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees). Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive hurdle rate, with a catch-up. Pre-Incentive Fee Net Investment Return is expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding quarter, so to the extent there are share issuances or repurchases during the quarter, it may affect the rate of return.

•The second part of the Incentive Fee is based on realized capital gains, whereby the Fund will pay the Manager at the end of each calendar year in arrears 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains.

Pursuant to a contractual fee waiver, the Fund did not pay the Manager the Management Fee or the Incentive Fee during the fiscal year ended December 31, 2024.

During the term of the Management Agreement, the Manager pays the following expenses: (i) the salaries and expenses of all employees of the Fund and the Manager, except the fees and expenses of the Independent Trustees or any subadviser within the meaning of the 1940 Act; (ii) all expenses incurred by the Manager in connection with managing the ordinary course of the Fund’s business, other than those assumed by the Fund in the Management Agreement; (iii) rent or depreciation, utilities, capital equipment or other administrative items of the Manager or its affiliates; and (iv) the fees, costs and expenses payable to a subadviser pursuant to a subadvisory agreement.

The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or negligence on its part in the performance of its duties or reckless disregard by it of its obligations and duties under the Management Agreement. The Management Agreement provides that it will terminate automatically in the event of its assignment (as defined in the 1940 Act), and that it may be terminated without penalty by either the Fund by the Board or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon 60 days’ written notice or by the Manager upon not less than 120 days’ written notice to the Fund and its shareholders. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

PGIM

The Manager has engaged PGIM as subadviser to provide day-to-day management of the Fund’s portfolio, primarily through PGIM Private Capital (“PPC”), the private credit arm of PGIM, and PGIM Fixed Income, the primary fixed income asset management unit of PGIM. PGIM manages more than $1.38 trillion of assets as of December 31, 2024. PGIM is an indirect, wholly-owned subsidiary of Prudential that was organized in 1984. PGIM, located at 655 Broad Street, Newark, New Jersey 07102, is organized as a Delaware corporation and is registered as an investment adviser under the Advisers Act.

Established in 1925, PPC is a leading source of private debt for public and private companies and is the private credit arm of PGIM. As of December 31, 2024, PPC managed a $106.6 billion portfolio of private placements and mezzanine investments through its regional office network in North America, Europe and Australia. PGIM Fixed Income is a global asset manager offering a range of fixed income strategies and products with $837 billion in assets under management as of December 31, 2024. PGIM Fixed Income is headquartered in Newark, New Jersey. with affiliated offices across the globe including Amsterdam, Hong Kong, London, Munich, Paris, Singapore, Stockholm, Sydney, Tokyo and Zurich.

Under the Subadvisory Agreement, PGIM, subject to the supervision of the Manager, is responsible for managing the assets of the Fund in accordance with the Fund’s investment objective, investment program and policies. PGIM determines what private credit and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PGIM’s performance of such services.

Material Terms of the Subadvisory Agreement

The Subadvisory Agreement was approved by the Fund’s initial shareholder on November 8, 2022 and its renewal was most recently approved by the Board on June 27, 2024, which was followed by the Board’s approval of a Second Amended and Restated Subadvisory Agreement on August 12, 2024. Under the Subadvisory Agreement, the Subadviser will not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under the Subadvisory Agreement, provided, however, that nothing in the Subadvisory Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws.

The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, the Manager, or the Subadviser upon not more than 60 days’ nor less than 30 days’ written notice. The Subadvisory Agreement remains in effect from year-to-year if approved annually in accordance with the requirements of the 1940 Act.

Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.

The Manager pays a portion of the Management Fee and Incentive Fee it receives from the Fund to PGIM. No fees are paid by the Fund directly to PGIM.

Custodian, Administrator and Transfer Agent, Distribution Paying Agent and Registrar

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, serves as the Fund’s custodian and administrator.

Prudential Mutual Fund Services LLC will act as the Fund’s transfer agent, distribution paying agent and registrar. The principal business address of the transfer agent is 655 Broad Street, Newark, NJ 07102. SS&C GIDS, Inc. acts as the sub-transfer agent and provides certain transfer agent, distribution paying agent and shareholder services to the Fund. The principal business address of the sub-transfer agent is 430 W. 7th Street Suite 219929 Kansas City, MO 64105-1407.

Distributor

Prudential Investment Management Services, LLC (“PIMS”), 1 Corporate Drive, Shelton, CT 06484, serves as the distributor for the Fund. PIMS is entitled to receive shareholder servicing and/or distribution fees with respect to the Class S and Class D Shares on an annualized basis as a percentage of the NAV for such class. The shareholder servicing and/or distribution fees will be paid monthly in arrears at an annual rate of 0.85% and 0.25% for Class S and D respectively, calculated using the NAV of the applicable class as of the beginning of the first calendar day of the month. PIMS is an affiliate of the Manager. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Fund did not pay any brokerage commissions to PIMS during the most recently completed fiscal year.

Action by Shareholders

Pursuant to Section 15(a) of the 1940 Act, approval of a written contract for a person to serve or act as an investment adviser to a business development company requires the vote of a “majority of the outstanding voting securities” of the fund, defined in Section 2(a)(42) of the 1940 Act as the lesser of: (1) 67% or more of the Shares of the Fund present or represented by proxy, if the holders of more than 50% of the fund’s Shares are present or represented by proxy; or (2) more than 50% of the outstanding Shares of the Fund.

As of the close of business on March 27, 2025, the Fund had 5,801,004.720 Shares outstanding, and each Share is entitled to one vote. On April 1, 2025, the Fund received a written consent approving the Sub-Subadvisory Agreement from the holders of record as of March 27, 2025, representing 5,656,908.165 Shares or 97.516% of the Fund’s outstanding Shares.

Pursuant to Rule 14c-2(b) under the Securities and Exchange Act of 1934, as amended, the Sub-Subadvisory Agreement will not be executed, and will therefore not become effective, until at least 20 calendar days after this Information Statement is sent to the Fund’s shareholders.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of March 27, 2025, information with respect to the beneficial ownership of Shares by:

·each person known to us to be expected to beneficially own more than 5% of the outstanding Shares;

·each of our Trustees and each executive officers; and

·all of our Trustees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no Shares subject to options that are currently exercisable or exercisable.

Name	Type of Ownership	Number of Shares	Percentage

Independent Trustees

Morris L. McNair, III	—	—	—

Mary Lee Schneider	—	—	—

Thomas M. Turpin	—	—	—

Interested Trustee

Scott E. Benjamin	—	—	—

Executive Officers Who Are Not Trustees

Stuart S. Parker	Direct	22,909.26	*

Claudia DiGiacomo	—	—	—

Dino Capasso	—	—	—

Andrew R. French	—	—	—

Melissa Gonzalez	—	—	—

Patrick E. McGuinness	—	—	—

Debra Rubano	—	—	—

George Hoyt	—	—	—

Devan Goolsby	—	—	—

Kelly A. Coyne	—	—	—

Christian J. Kelly	—	—	—

Elyse M. McLaughlin	—	—	—

Robert W. McCormack	—	—	—

Russ Shupak	—	—	—

All officers and Trustees as a group (18 persons)	Direct	22,909.26	*

5% Shareholders

Pruco Life Insurance Company(1)(2)	Direct	5,656,908.165	97.516%

*Less than 1%

(1)Pruco Life Insurance Company directly holds an aggregate of 5,656,908.165 Class I Shares. Pruco Life Insurance Company owns 97.516 % of the Fund. PICA may be deemed the beneficial owner of the Shares beneficially held by Pruco Life Insurance Company. Prudential may be deemed the beneficial owner of Shares beneficially owned by PGIM Strategic Investments, Inc., PICA and Pruco Life Insurance Company.

(2)The address of Pruco Life Insurance Company is 213 Washington Street, Newark, NJ 07102.

Contacting the Board

Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual Trustees or any group or committee of Trustees, correspondence should be addressed to the Board of Trustees or any such individual Trustees or group or committee of Trustees by either name or title. All such correspondence should be sent c/o PGIM Private Credit Fund, 655

Broad Street, Newark, NJ 07102-4410, Attention: Chief Compliance Officer. Any shareholder proposal for a shareholder meeting must be presented to the Fund within a reasonable time before proxy materials for such meeting are sent to shareholders.

Financial Statements Available

Copies of the Fund’s Annual Report on Form 10 -K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available, without charge, on the SEC’s website at www.sec.gov or upon request by writing to the Fund at 655 Broad Street, Newark, New J ersey 07102 or by calling the Fund at (844) 753-6354.

Andrew R. French

Secretary

Dated: April 2, 2025

EXHIBIT A

PGIM Private Credit Fund

SUB-SUBADVISORY AGREEMENT

Agreement made as of this [ ] day of [ ], 2025 between PGIM, Inc. (the Subadviser or PGIM), a New Jersey corporation, on behalf of itself and PGIM Private Capital (PPC), the private credit arm of PGIM, and Deerpath Capital Management, LP a Delaware limited partnership (Deerpath).

WHEREAS, PGIM Investments LLC (PGIM Investments or the Manager) entered into a Management Agreement (the Management Agreement) dated May 5, 2023, as amended, with PGIM Private Credit Fund, a Delaware Statutory Trust (the Fund) and non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments acts as the Manager of the Fund; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, entered into a Subadvisory Agreement (the Subadvisory Agreement), dated May 5, 2023, as amended, with the Subadviser to provide investment advisory services to the Fund and to manage such portion of the Fund as the Manager shall from time to time direct (for clarity, the term “Subadviser” as used in this Agreement shall refer and apply to PGIM solely with regards to PPC,); and

WHEREAS, the Subadviser, acting pursuant to the Subadvisory Agreement, desires to delegate to Deerpath certain investment advisory services for the Fund as the Subadviser shall direct from time to time, and, in accordance with the terms hereof, Deerpath is willing to render such investment advisory services;

NOW, THEREFORE, the Parties agree as follows:

1.Powers and Duties of Deerpath. (a) Subject to the supervision of the Subadviser and Manager, Deerpath shall manage such portion of the Fund's portfolio as delegated to Deerpath by the Subadviser, including discretionary authority with respect to the purchase, retention and disposition thereof, in accordance with the Fund Documents (as defined below), consistent with Deerpath’s standard practices with respect to third-party client accounts, and subject to the following understandings:

(i)Deerpath shall provide supervision of the Fund's investments and shall determine from time to time what financial instruments and securities will be purchased, retained, and sold or loaned by the Fund. To facilitate Deerpath’s performance of its responsibilities, but subject to the restrictions contained herein and in the Fund Documents, the Subadviser, on behalf of the Fund in accordance with the terms of the Subadvisory Agreement, hereby delegates to Deerpath, and Deerpath hereby accepts, the power and authority to act on behalf of the Fund to effectuate investment decisions for the Fund, including without limitation the following: (A) to purchase investments and other assets on behalf of the Fund, (B) to manage, service, sell and otherwise dispose of investments for the Fund on an on-going basis, and in connection therewith, to issue orders and instructions to the Fund and the Subadviser with respect to such investments, (C) to retain, consult with and dismiss legal counsel, independent public accountants, independent valuation agents and other experts selected by Deerpath in respect of the Fund’s investments managed by Deerpath,

(D) to exercise on behalf of the Fund all consent rights, voting rights (subject to such reasonable reporting and other requirements as shall be established by the Manager) and to make elections and other determinations relating to the management, service, funding and disposition of allocated investments, and (E) to enter into, make and perform all contracts, agreements and other undertakings in furtherance of, or as may in the opinion of Deerpath be reasonably necessary, required or appropriate to, the carrying out of the intentions, purposes and objectives of the foregoing duties and powers and provisions of this Agreement, in each case including the execution and delivery of all documents relating to any of the foregoing. If it is necessary or appropriate for Deerpath to make investments on behalf of the Fund through a special purpose vehicle established solely for the Fund for purposes of making any such investment, Deerpath shall, upon prior written notice to the Subadviser and the Manager, have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle (in accordance with the 1940 Act).

(ii)In the performance of its duties and obligations under this Agreement, Deerpath shall act in conformity with (A) the copies of the Declaration of Trust of the Fund, the Bylaws of the Fund, the Prospectus of the Fund, and the Fund’s valuation procedures and any other procedures adopted by the Board of Trustees of the Fund (the Board) applicable to the Fund (and any amendments thereto) as provided to it by the Subadviser in accordance with this Section 2(ii) (collectively, as amended, updated or supplemented from time to time, the Fund Documents), (B) Deerpath’s standard practices with respect to third-party client accounts provided not in contravention of applicable law, rule or regulation or in conflict with Fund Documents and (C) the instructions and directions of the Manager, the Subadviser and of the Board delivered in conformity herewith and not in contravention of applicable law, rule or regulation; shall use its reasonable efforts to co-operate with the Manager’s and the Subadviser’s (or its designees’) personnel responsible for monitoring the Fund’s compliance; and shall conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, Deerpath shall, among other things, upon the request of the Manager or the Subadviser, prepare and file such reports as are, or may in the future be, required by the U.S. Securities and Exchange Commission (the Commission) and will assist the Subadviser and the Manager, as needed, with any required filings with the Commission that may be filed by the Subadviser and the Manager. Further to the foregoing, Deerpath and the Subadviser acknowledge that Deerpath is not the compliance agent for the Fund and does not have access to all of the Fund’s books and records necessary to perform certain compliance testing. Without limiting the preceding obligations of Deerpath, if the Manager notifies Deerpath that the Manager has determined, in its sole discretion, that the Fund assets managed by Deerpath are not in compliance with the Fund Documents, the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, Deerpath will promptly take action to bring such assets back into compliance, provided, however, that Deerpath’s action shall not, in and of itself, constitute an admission by Deerpath that the assets managed by Deerpath are not in compliance with such requirements. The Subadviser shall provide Deerpath timely with copies of any updated Fund Documents, and it is understood and agreed that, as of any time, only those documents that have been delivered by the Subadviser, the Manager, or the Fund, as applicable, to Deerpath, as of such time, in accordance with this Section 2(ii) shall constitute Fund Documents.

(iii)Deerpath shall determine the Fund’s financial instruments and securities to be purchased or sold and may place orders with or through such persons, brokers or dealers (including but not limited to any broker or dealer affiliated with the Manager, the Subadviser, or Deerpath) to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Fund with investment supervision, it is recognized that Deerpath will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, Deerpath may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which Deerpath’s other clients may be a party. The Manager, the Subadviser and Deerpath shall each have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Manager, the Subadviser or Deerpath) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager, the Subadviser, or Deerpath with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. Pursuant to the rules promulgated under Section 326 of the USA Patriot Act, broker-dealers are required to obtain, verify and record information that identifies each person who opens an account with them. In accordance therewith, broker-dealers whom the Manager, the Subadviser or Deerpath selects to execute transactions in the Fund’s account may seek identifying information about the Fund.

On occasions when Deerpath deems the purchase or sale of a security or other financial instrument to be in the best interest of the Fund as well as other clients of Deerpath, Deerpath, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or other financial instruments to be sold or purchased. In such event, allocation of the securities or other financial instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by Deerpath in the manner Deerpath considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv)Deerpath shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Board such periodic and special reports as the Trustees may reasonably request. Deerpath shall make reasonably available its employees and officers for consultation with any of the Subadviser or the Manager or the Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities or other financial instruments.

(v)Deerpath or an affiliate shall provide the Fund's custodian (the Custodian) on each business day with information relating to all transactions concerning the Fund's assets and shall provide the Subadviser and the Manager with such information upon reasonable request of the Subadviser and the Manager.

(vi)Deerpath acknowledges that the Manager and the Fund may rely on Rule l7a-10, Rule 10f-3, Rule 12d3-l and Rule 17e-l under the 1940 Act, and, if applicable, Deerpath hereby agrees that it shall not consult with any other subadviser to the Fund, including a subadviser to a portfolio of the Fund’s assets that is under common control with the Fund, with respect to transactions in securities for the Fund's portfolio or any other transactions of Fund assets, except as permitted by the policies and procedures of the Fund.

(b)Deerpath shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by Deerpath under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)Deerpath shall keep the Fund's books and records required to be maintained by Deerpath pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to Deerpath's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 3la-1 and Rule 31a-4 under the 1940 Act or any successor regulation. Deerpath agrees that all records which it maintains for the Fund are the property of the Fund, and Deerpath will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that Deerpath may retain a copy of such records. Deerpath further agrees to preserve for the periods prescribed by Rule 3la-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph l(a) hereof.

(d)In connection with its duties under this Agreement, Deerpath agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), and other applicable state and federal regulations.

(e)Deerpath shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule l7j-l under the 1940 Act and Rule 204A-l under the Advisers Act, a copy of which shall be provided to the Manager and the Fund and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule l7j-l under the 1940 Act and Rule 204A-l under the Advisers Act) from violating its Code of Ethics. Deerpath shall follow such Code of Ethics in performing its services under this Agreement. Further, Deerpath represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, Deerpath represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by Deerpath and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which shall be provided to the Manager and the Fund upon reasonable request. Deerpath shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Commission or such other regulator having appropriate jurisdiction.

(f)Deerpath shall use furnish to the Subadviser and Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Subadviser or Manager, as applicable, may reasonably request.

(h)Deerpath acknowledges that it is responsible for providing the Manager with its views regarding whether market quotations are readily available for the Fund's portfolio securities, whether those market quotations are reliable for purposes of valuing the Fund's portfolio securities, and promptly notifying the Manager upon the occurrence of any significant event with respect to any of the Fund's portfolio securities in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff, subject to compliance with the 1940 Act, including Rule 2a-5 thereunder, and the Fund’s valuation policies and procedures. Upon reasonable request from the Manager, Deerpath (through a qualified person) will provide information to the valuation committee of the Fund or the Manager regarding the valuation of securities of the Fund as may be required from time to time, including making available information of which Deerpath has knowledge related to the securities being valued.

(i)Deerpath shall provide the Manager with any information reasonably requested regarding its management of the Fund's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. Deerpath shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Fund's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. Deerpath shall promptly inform the Fund and the Manager if Deerpath becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(j)Deerpath shall comply with the Fund Documents provided to Deerpath by the Subadviser, the Manager or the Fund. Deerpath shall notify the Manager and the Subadviser as soon as reasonably practicable upon detection of any material breach of such Fund Documents.

(k)Deerpath shall keep the Fund, the Manager and the Subadviser informed of developments relating to its duties as investment subadviser of which Deerpath has, or should have, knowledge that would materially affect the Fund. In this regard, Deerpath shall provide the Fund, the Manager, and their respective officers with such periodic reports concerning the obligations Deerpath has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, Deerpath shall provide the Manager and the Board with reports regarding Deerpath's management of the Fund's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by Deerpath, the Subadviser and the Manager. Deerpath shall certify quarterly to the Fund and the Manager that it and its "Advisory Persons" (as defined in Rule l7j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what Deerpath has done to seek to ensure such compliance in the future. Annually, Deerpath shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-l under the 1940 Act, concerning Deerpath’s Code of Ethics and compliance program, respectively, to the Fund and the Manager. Upon written request of the Fund or the Manager with respect to material violations of the Code of Ethics directly affecting the Fund, Deerpath shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(l) relating to enforcement of the Code of Ethics.

(1)For the avoidance of doubt, in performance of its duties and obligations under this Agreement, Deerpath shall not consult with any other subadviser to the Fund or a subadviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the policies and procedures of the Fund that have been delivered in writing to Deerpath. Deerpath shall not provide investment advice or guidelines monitoring to any assets of the Fund other than the assets managed by Deerpath.

(m)Deerpath shall only be required to allocate to the Fund its pro rata portion of the aggregate investments made by Deerpath’s third-party accounts and funds, based on available capital or in such other manner as Deerpath may determine is fair and equitable in light of the respective investment objectives and other circumstances of the Fund and such other accounts and funds, in each case in accordance with Deerpath’s allocation policy.

2.Responsibility of the Subadviser. (a) The Subadviser shall continue to have responsibility for all services to be provided to the Manager and the Fund pursuant to the Subadvisory Agreement and, as more particularly discussed above, shall oversee and review Deerpath's performance of its duties under this Agreement. The Subadviser shall provide (or cause the Custodian to provide) timely information to Deerpath regarding such matters as the composition of assets managed by Deerpath, cash requirements and cash available for investment in the Fund, and all other information as may be reasonably necessary for Deerpath to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of Deerpath).

(b)During the term of this Agreement, and solely to the extent that the Subadviser has received from the Manager, the Subadviser agrees to furnish Deerpath at its principal office, all Fund Documents and proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to Deerpath in any way, prior to use thereof and agrees to notify the Manager that any such information shall not be used if Deerpath reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to Deerpath hereunder by first-class or overnight mail, electronic mail or hand delivery.

(c)The Subadviser represents, warrants and covenants to Deerpath at all times during the term of this Agreement as follows:

(i)The Subadviser is registered as an investment adviser under the Advisers Act and shall maintain such registration during the term of this Agreement;

(ii)The Subadviser is duly organized and validly existing under the laws of the State of New Jersey with the power to carry on the business in which it currently engaged;

(iii)The execution, delivery and performance of this Agreement does not violate its organizational documents or any other agreement or other instrument to which the Subadviser is bound;

(iv)The Subadviser has the power, authority and legal right to execute, deliver and perform this Agreement and the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

(v)This Agreement constitutes the legal, valid and binding obligations of the Subadviser enforceable against the Subadviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law);

(vi)The Subadviser shall provide to Deerpath all information reasonably requested by Deerpath in order to comply with the provisions hereof, the 1940 Act, the Advisers Act and the regulations promulgated thereunder; and

(vii)The Subadviser understands, acknowledges and agrees that it is Deerpath’s policy to comply with anti-money laundering, embargo and trade sanctions, and similar laws, regulations, requirements (whether or not with force of law) and regulatory policies to which Deerpath is or may become subject and to interpret them broadly in favor of disclosure. The Subadviser hereby agrees to promptly provide additional information or take such other actions as may be reasonably necessary for Deerpath to comply with any such requirements, related legal process or appropriate requests (whether formal or informal) or otherwise, in each case subject to applicable confidentiality obligations.

(d)Deerpath represents, warrants and covenants to the Subadviser that at all times during the term of this Agreement as follows:

(i)Deerpath is registered as an investment adviser under the Advisers Act and shall maintain such registration during the term of this Agreement;

(ii)Deerpath is duly organized and validly existing under the laws of the State of Delaware with the power to carry on the business in which it currently engaged;

(iii)The execution, delivery and performance of this Agreement does not violate its organizational documents or any other agreement or other instrument to which the Subadviser is bound;

(iv)Deerpath has the power, authority and legal right to execute, deliver and perform this Agreement and the transactions contemplated hereby, has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

(v)This Agreement constitutes the legal, valid and binding obligations of Deerpath enforceable against Deerpath in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law);

(vi)Deerpath shall provide the Subadviser with all information reasonably requested by Deerpath in order to comply with the provisions hereof, the 1940 Act, the Advisers Act and the regulations promulgated thereunder; and

(vii)Deerpath understands, acknowledges and agrees that it is the Subadviser’s policy to comply with anti-money laundering, embargo and trade sanctions, and similar laws, regulations, requirements (whether or not with force of law) and regulatory policies to which the Subadviser is or may become subject and to interpret them broadly in favor of disclosure. Deerpath hereby agrees to promptly provide additional information or take such other actions as may be reasonably necessary for Deerpath to comply with any such requirements, related legal process or appropriate requests (whether formal or informal) or otherwise, in each case subject to applicable confidentiality obligations.

3.Compensation. For the services provided pursuant to this Agreement, the Subadviser shall pay Deerpath as full compensation therefor, a portion of its subadvisory fee owed by the Manager pursuant to the Subadvisory Agreement and, as applicable, an incentive fee, in each case as agreed upon in writing by the Subadviser and Deerpath. Liability for payment of compensation by the Subadviser to Deerpath under this Agreement is contingent upon the Subadviser's receipt of payment from the Manager for subadvisory services described under the Subadvisory Agreement between the Subadviser and the Manager; provided that, notwithstanding anything to the contrary herein, any (a) expense caps or fee waivers for the Fund or the Manager and/or (b) amendments to fees that, in each case may be agreed to by the Manager or Subadviser, but not agreed to by Deerpath, shall not reduce the amount of, or effect the timing of payment of, compensation owed to Deerpath by the Subadviser.

4.Confidential Information. (a) Except as otherwise required by law, each party hereto agrees that all information provided pursuant to this Agreement, including, without limitation, any material non-public information with respect to any investment or potential investment, by each party is confidential and proprietary and each party shall not use such information (Confidential Information) for any purpose other than as permitted or required hereunder. Each party hereto agrees to take all reasonable measures, including, without limitation, measures taken by such party to safeguard its own confidential information, to prevent any disclosure of confidential information by affiliates, employees, agents, representatives, third parties, contractors or subcontractors and their respective employees, agents, or representatives. If either party hereto is directed or required by court order, subpoena or other legal or regulatory request or similar process to disclose confidential information, such party shall notify the other party in writing promptly upon receipt of such court order, subpoena, legal or regulatory request or similar process, in order to permit the other party to apply for an appropriate protective order or to take such other action as it deems appropriate. Notwithstanding anything herein to the contrary, with respect to information related to any investment received, directly or indirectly, from the portfolio company applicable to such investment, the Subadviser, the Manager and the Fund shall be permitted to disclose such information to the extent disclosure is not known by such of the Subadviser, the Manager or the Fund, as applicable, to be prohibited under the terms of the underlying agreements in respect of such investments.

(b)Deerpath certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains effective written information security programs (the Information Security Program) including administrative, technical, and physical safeguards and other security measures necessary to (a) ensures the security and confidentiality of Confidential Information; (b) protects against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protects against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Subadviser and the Manager, or to any person who may be identified by Confidential Information. Deerpath shall immediately notify the Subadviser and the Manager if Deerpath is in material breach of this Section. At the Subadviser’s request, Deerpath agrees to certify (in writing) to the Subadviser, its compliance with the terms of this Section.

(c)Deerpath shall notify the Subadviser, Manager or their respective agents of its respective designated primary security manager. The security manager will be responsible for managing and coordinating the performance of Deerpath’s obligations set forth in the Information Security Program and this Agreement.

(d)Deerpath shall review and, as appropriate, revise the Information Security Program at least annually or whenever there is a material change in Deerpath’s business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, Deerpath may not alter or modify the Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)Deerpath shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of Deerpath’s employees who require such access in order to provide the services to the Subadviser.

(f)Deerpath shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider Deerpath’s compliance with the Information Security Program and the laws applicable to Deerpath.

(g)Deerpath shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any intrusions in any information technology systems processing, storing or transmitting any of the Confidential Information, Deerpath shall promptly report those findings to the Subadviser and the Manager.

(h)Deerpath shall notify the Subadviser and the Manager, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information which may have occurred or is under investigation (a Security Incident). Thereafter, Deerpath shall: (i) promptly furnish to the Subadviser and Manager full details of the Security Incident; (ii) assist and cooperate with the Subadviser, the Manager and their respective designated representatives in the investigation of Deerpath, its employees or third parties related to the Security Incident. Deerpath will provide the Subadviser and Manager with physical access to the facilities and operations affected, facilitate the Subadviser’s and/or Manager’s interviews with employees and others involved in the matter, and make available to the Subadviser and manager all relevant records, logs, files, and data; (iii) cooperate with the Subadviser and Manager in any litigation or other formal action against third parties deemed necessary by the Subadviser or Manager, as applicable to protect the rights of the Subadviser, Manager and/or the Fund; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(i)Upon the Subadviser’s reasonable request at any time during the term of this Agreement, Deerpath shall promptly provide the Subadviser with information related to Deerpath’s information security safeguards and practices.

(j)For the purpose of auditing Deerpath’s compliance with this Section, Deerpath shall provide to the Subadviser and Manager, at such times as reasonably agreed: (a) access to Deerpath’s information processing premises and records;

(b)reasonable assistance and cooperation of Deerpath’s relevant staff; and (c) reasonable facilities at Deerpath’s premises.

5.Third Parties. Deerpath will not engage any third party to provide services to the portion of the Fund’s portfolio as delegated to Deerpath by the Subadviser without the express written consent of the Subadviser and the Manager (such consent not be unreasonably withheld or delayed); provided Deerpath may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement and in conformity with the stated investment strategies and restrictions in the Fund’s prospectus without any prior approval from the Subadviser or the Manager. These may include, without limitation, brokerage agreements, clearing agreements, account documents, futures and options agreements, swap agreements and other investment related agreements. To the extent that Deerpath engages a third-party service provider, Deerpath assumes all responsibility for any action or inaction of the service provider as it relates to the Fund’s portfolio as delegated to Deerpath by the Subadviser.

6.Furnishing of Services. Deerpath shall furnish all necessary services, facilities and personnel, in connection with

Deerpath’s responsibilities under this Agreement, and bear all expenses in connection therewith, except as otherwise agreed upon between the Manager, the Subadviser and Deerpath.

7.Liability. (a) Notwithstanding anything set forth in this Agreement to the contrary, Deerpath assumes no responsibility under this Agreement other than to render the services called for hereunder. To the extent permitted by law, neither Deerpath nor its affiliates nor any of their respective equity holders, managers, directors, officers, partners, employees, advisors or agents (each, a Deerpath Designated Person) shall be liable to the Subadviser, Manager, the Fund or any Fund investor for any expenses, losses, damages, liabilities, demands, charges or claims of any nature whatsoever (including reasonable attorneys’ and accountants’ fees and expenses) (each, a Loss) or for any decrease in the value of the Fund’s investments arising out of or resulting from acts or omissions of any Deerpath Designated Person in the performance of Deerpath’s duties under this Agreement, except by reason of (i) acts or omissions constituting criminal conduct, fraud, negligence or willful misconduct in respect of the obligations of Deerpath hereunder or (ii) any material breach by Deerpath of the covenants and agreements of Deerpath contained in this Agreement or (iii) any Losses attributable to any untrue statement or alleged untrue statement of a material fact contained in any Fund Document or the omission or alleged omission of a material fact necessary to make the statements in any Fund Document, in the light of the circumstances under which they were made, not misleading, in each case as provided by Deerpath or the applicable Deerpath Designated Person.

(b)The Subadviser shall indemnify each Deerpath Designated Person from and against any and all Losses imposed on, sustained, incurred or suffered by such Deerpath Designated Person to the extent resulting from, arising out of or resulting from (whether or not arising from a third party claim), (i) acts or omissions of any Deerpath Designated Person on behalf of the Subadviser, Manager or Fund in accordance with the terms of this Agreement, to the extent taken in good faith and in the absence of criminal conduct, fraud, willful misconduct, or negligence, (ii) acts or omissions of any of the Subadviser, Manager or Fund or any of their respective directors, officers, partners, employees, affiliates or agents constituting criminal conduct, fraud, willful misconduct, or negligence in respect of the obligations of the Subadviser hereunder or the Subadviser, Manager or Fund under the Subadvisory Agreement or Management Agreement, in each case, as finally adjudicated in a non-appealable decision in a court of competent jurisdiction or

(iii)any material breach by the Subadviser of the covenants and agreements of the Subadviser contained in this Agreement or of the Subadviser, Manager or Fund in the Subadvisory Agreement or Management Agreement, in each case, as finally adjudicated in a non-appealable decision in a court of competent jurisdiction.

(c)Deerpath shall indemnify each of the Subadviser, its affiliates and any of their respective equity holders, managers, directors, officers, partners, employees, advisors or agents (each, a “Subadviser Designated Person”) , for any and all Losses, imposed on, sustained, incurred or suffered by such Subadviser Designated Person to the extent resulting from, arising out of or resulting from (whether or not arising from a third party claim) (i) acts or omissions of any Deerpath or any of its directors, officers, partners, employees, affiliates or agents constituting criminal conduct, fraud, negligence or willful misconduct in respect of its obligations hereunder, in each case, as finally adjudicated in a non-appealable decision in a court of competent jurisdiction or (ii) any material breach by Deerpath of the covenants and agreements of Deerpath contained in this Agreement as finally adjudicated in a non- appealable decision in a court of competent jurisdiction.

8.Term and Termination. (a) Unless earlier terminated as provided in Section 8(b), this Agreement shall continue in effect for a period of two years from the date hereof. Thereafter, if not terminated, this Agreement shall continue in effect for successive periods of 12 months only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act.

(b)This Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Subadviser or Deerpath at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Subadvisory Agreement. Deerpath agrees that it will promptly notify the Fund and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of Deerpath.

(c)Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered by electronic mail and mailed by registered mail, postage prepaid, (1) to the Manager and/or Fund at 655 Broad Street, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Subadviser c/o PGIM Private Capital at 655 Broad Street, Newark, NJ 07102-4077, Attention: Chief Legal Officer; and (3) to Deerpath at 500 E. Broward Blvd., Suite 2300, Fort Lauderdale, FL 33394, Attention: James Kirby (jkirby@deerpathcapital.com), Derek Dubois (ddubois@deerpathcapital.com), Mike Sznajder (msznajder@deerpathcapital.com) and Ed Hudson (ehudson@deerpathcapital.com).

9.No Exclusivity. Nothing in this Agreement shall limit or restrict the right of Deerpath’s directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict Deerpath’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association. The investment advisory services provided by Deerpath hereunder are not to be deemed exclusive, and Deerpath shall be free to render similar services to others. Conversely, Deerpath and the Subadviser understand and agree that if the Subadviser manages the Fund in a “manager of managers” style, the Subadviser will, among other things, (i) continually evaluate the performance of Deerpath through quantitative and qualitative analysis and consultations with Deerpath, (ii) periodically make recommendations to the Fund’s Board as to whether the contract with one or more subadvisors should be renewed, modified, or terminated, and (iii) periodically report to the Fund’s Board regarding the results of its evaluation and monitoring functions. Deerpath recognizes that its services may be terminated or modified pursuant to this process, subject to the provisions of Section 8(b) and Section 10.

10.Amendments. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

11.Governing Law; Submission to Jurisdiction. This Agreement shall be governed by the laws of the State of New York without reference to its conflicts of laws provisions (other than Section 5-1401 of the New York General Obligations Law); provided that nothing herein shall be construed in a manner that is inconsistent with the Advisers Act to the extent the Advisers Act is applicable. Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in the Borough of Manhattan in The City of New York in any action or proceeding arising out of or relating this Agreement, and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. Each party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

12. 1940 Act Controls. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations adopted under the 1940 Act, or orders or other published guidance of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order or other published guidance of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order or other published guidance.

13.Indulgences Not Waivers. Neither the failure nor any delay on the part of any party hereto to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

14.Third Party Beneficiary. Except as provided in Section 7 with respect to the Deerpath Designated Persons and Subadviser Designated Persons, this Agreement is for the sole benefit of the parties to this Agreement and their permitted successors and assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

15.Counterparts; Electronic Signatures. This Agreement may be executed by facsimile or .pdf signature and in several counterparts, each of which shall be an original and all of which shall together constitute but one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. This Agreement may be executed and delivered by electronic signatures and the electronic signatures appearing on this Agreement is the same as handwritten signatures for the purposes of validity, enforceability and admissibility.

16.Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

17.Survival. The provisions of Sections 7, 8 and 11 – 17 shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM, INC. on behalf of PGIM Private Capital

By:	________________________
Name:	Matthew Harvey
Title:	Executive Managing Director

DEERPATH CAPITAL MANAGEMENT, LP

By:	________________________
Name:
Title:

ACKNOWLEDGED, ACCEPTED

AND AGREED:

PGIM INVESTMENTS LLC

By:	________________________
Name:	Scott E. Benjamin
Title:	Executive Vice President